UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2010

ICOP DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1403152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: 913-338-5550
N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As described in Item 5.02 below, Bryan Ferguson resigned as a director of the Company on August 24, 2010, effective on the earlier of September 23, 2010 or the date a new director is appointed to take his place.

Mr. Ferguson was a member of our Audit Committee, Compensation and Incentive Plan Committee, and Nominating and Governance Committee.

Mr. Ferguson’s resignation leaves us with two independent directors, Roger L. Mason and Larry G. Stambaugh.  Our Audit Committee, Compensation and Incentive Plan Committee and Nominating and Governance Committee will consist of Messrs. Mason and Stambaugh until our Board fills the vacancy left by Mr. Ferguson’s resignation with a director who meets the independence standards of the Nasdaq Stock Market and SEC Rule 10A-3.  Until the vacancy is filled with a director who meets those independence standards, our Audit Committee will consist of two independent directors, which is noncompliant with Nasdaq Listing Rule 5605(c)(2)(A), which requires that the Audit Committee consist of three independent directors.  In addition, until the vacancy is filled, our Board of Directors will not have a majority of independent directors, as required by Nasdaq Listing Rule 5606(b)(1).

We have notified Nasdaq of these noncompliance events.

Pursuant to Nasdaq Listing Rule 5605(b)(1)(A), we must regain compliance with the foregoing Nasdaq rules by the date of our 2011 annual shareholders meeting.

We are currently evaluating candidates who meet the independence standards of Nasdaq and SEC Rule 10A-3 to fill the vacancy left by Mr. Ferguson’s resignation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bryan Ferguson, a member of our Board of Directors and our Audit Committee, Compensation and Incentive Plan Committee, and Nominating and Governance Committee, resigned from our Board on August 24, 2010, effective September 23, 2010.

Both Mr. Ferguson and Mr. Noel Koch, who resigned from our Board on August 11, 2010, had expressed differences of opinion with our management over the Company’s plans as it transitions to higher levels of sales, related financing for such growth, and our plans to achieve profitability.  As exemplified by the appointment of Larry G. Stambaugh to our Board, we have recently been evaluating director candidates possessing highly seasoned experience and expertise in corporate governance and finance who can serve our Company well in this time of transition and growth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 30, 2010	ICOP DIGITAL, INC.

	By:	/s/ David C. Owen
Name: David C. Owen
Title: Chief Executive Officer